UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 28, 2005

                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-121661-02             06-1442101
          --------                   -------------             ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)


         600 Steamboat Road,
       Greenwich, Connecticut                                     06830
       ----------------------                                     -----
(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code (203) 625-2700


(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

         On January 28, 2005, a single series of certificates, entitled Meritage Mortgage Loan Trust 2005-1, Asset-Backed Certificates, Series 2005-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Saxon Mortgage Services, Inc. as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of twenty-one classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class I-A2 Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class II-A3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class M-11 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and the "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Initial Mortgage Loans having an aggregate principal balance of $413,419,081.94.00 as of January 1, 2005 (the "Cut-off Date") and any amounts in the Pre-Funding Accounts. The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated January 26, 2005, among Meritage Mortgage Corporation (the "Originator"), Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class I-A1 Certificates, the Class II-A1 Certificates, the Class I-A2 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates and the Class M-11 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated January 26, 2005 (the "Underwriting Agreement") between the Depositor and the Underwriter. The Class B-1 Certificates, the Class B-2 Certificates, Class R Certificates and the Class R-X Certificates were sold by the Depositor to the Underwriter pursuant to the Purchase Agreement, dated January 28, 2005 (the "Purchase Agreement") among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:



==================================================================================================
                                    Initial Certificate Principal
             Class                   Balance or Notional Amount            Pass-Through Rate
--------------------------------------------------------------------------------------------------
             I-A1                       $      240,000,000.00                 Variable
--------------------------------------------------------------------------------------------------
             I-A2                       $       60,000,000.00                 Variable
==================================================================================================


==================================================================================================
             II-A1                      $       79,700,000.00                 Variable
--------------------------------------------------------------------------------------------------
             II-A2                      $      120,000,000.00                 Variable
--------------------------------------------------------------------------------------------------
             II-A3                      $       18,880,000.00                 Variable
--------------------------------------------------------------------------------------------------
              M-1                       $       23,785,000.00                 Variable
--------------------------------------------------------------------------------------------------
              M-2                       $       21,775,000.00                 Variable
--------------------------------------------------------------------------------------------------
              M-3                       $       13,065,000.00                 Variable
--------------------------------------------------------------------------------------------------
              M-4                       $       11,725,000.00                 Variable
--------------------------------------------------------------------------------------------------
              M-5                       $       11,725,000.00                 Variable
--------------------------------------------------------------------------------------------------
              M-6                       $       11,390,000.00                 Variable
--------------------------------------------------------------------------------------------------
              M-7                       $       10,720,000.00                 Variable
--------------------------------------------------------------------------------------------------
              M-8                       $        8,040,000.00                 Variable
--------------------------------------------------------------------------------------------------
              M-9                       $        8,375,000.00                 Variable
--------------------------------------------------------------------------------------------------
             M-10                       $        6,700,000.00                 Variable
--------------------------------------------------------------------------------------------------
             M-11                       $        7,370,000.00                 Variable
--------------------------------------------------------------------------------------------------
              B-1                       $        7,035,000.00                 Variable
--------------------------------------------------------------------------------------------------
              B-2                       $        5,025,000.00                 Variable
--------------------------------------------------------------------------------------------------
               C                        $        4,689,900.00                 Variable
--------------------------------------------------------------------------------------------------
               P                              $100.00                            N/A
--------------------------------------------------------------------------------------------------
               R                              100.00%                            N/A
--------------------------------------------------------------------------------------------------
              R-X                             100.00%                            N/A
==================================================================================================


         The Certificates, other than the Class B-1 Certificates, Class B-2 Certificates, Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated January 26, 2005 and the Prospectus Supplement, dated January 26, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1 Certificates, Class B-2 Certificates, Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


Exhibit No.                                  Description
-----------                                  -----------
    4.1 Pooling and Servicing Agreement, dated as of January 1, 2005, by and among Financial Asset Securities Corp. as Depositor, Saxon Mortgage Services, Inc. as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2005-1 Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 10, 2005


                                             FINANCIAL ASSET SECURITIES CORP.


                                             By: /s/ Frank Skibo
                                                ------------------------------
                                             Name:    Frank Skibo
                                             Title:   Managing Director

                                Index to Exhibits
                                -----------------

                                                         Sequentially
Exhibit No.                 Description                  Numbered Page
-----------                 -----------                  -------------
    4.1           Pooling and Servicing Agreement,             7
                  dated as of January 1, 2005, by
                  and among Financial Asset
                  Securities Corp. as Depositor,
                  Saxon Mortgage Services, Inc. as
                  Servicer and Deutsche Bank
                  National Trust Company as
                  Trustee, relating to the Series
                  2005-1 Certificates.

                                   Exhibit 4.1